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                                                                   EXHIBIT 10.27


SMBC DERIVATIVE PRODUCTS LIMITED                                     [SMBC LOGO]
________________________________________________________________________________

A Subsidiary of Sumitomo Mitsui Banking Corporation



                              REVISED CONFIRMATION


Date:       September 23, 2002

To:         MP-555 West Fifth Mezzanine, LLC and
            MP-808 South Olive Mezzanine, LLC
            355 South Grand Avenue
            Suite 4500
            Los Angeles CA 90071
            USA

From:       SMBC Capital Markets, Inc. as Agent for SMBC Derivative Products
            Limited
            Derivative Products Group
            277 Park Avenue, Fifth Floor
            New York, New York 10172

cc:         Documentation Contact: Julie Ann Cenidoza
            Telephone: 212-224-5144
            Telefax:   212-224-4959
            Email Address: confirma@smbc-cm.com

Re: USD 40,000,000.00 / USD 22,500,000.00 Rate Protection Transaction, dated as of December 15, 2000 between SMBC Derivative Products Limited ("Party A") and MP-555 West Fifth Mezzanine, LLC and MP-808 South Olive Mezzanine, LLC ("Party B").

Our Reference Number: DPA005187

The purpose of this letter agreement is to revise and replace the previous letter agreement dated December 20, 2000 and to set forth the terms and conditions of the Rate Protection Transaction entered into between SMBC Derivative Products Limited and MP-555 West Fifth Mezzanine, LLC and MP-808 South Olive Mezzanine, LLC on the Trade Date specified below (the "Rate Protection Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below. This document supersedes all previous confirmations and amendments with respect to the above referenced transaction.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. ISDA AGREEMENT:

This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of December 15, 2000 (the "Agreement"), between SMBC Derivative Products Limited and MP-555 West Fifth Mezzanine, LLC and MP-808 South Olive Mezzanine, LLC. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.



________________________________________________________________________________
  277 Park Avenue New York, NY 10172   PHONE: 212-224-5144   FAX: 212-224-4959
                            Email: diaz@smbc-cm.com
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Page 2

                                                                       DPA005187


2.  NOTICE TO COUNTERPARTY:

SMBC Derivative Products Limited is solely responsible for its contractual obligations and commitments; none of Sumitomo Mitsui Banking Corporation, SMBC Capital Markets, Inc., SMBC Limited nor any other affiliate of SMBC Derivative Products Limited shall be responsible for the contractual obligations or commitments of SMBC Derivative Products Limited.

SMBC Derivative Products Limited is not a bank and is separate from any affiliated bank, and the obligations of SMBC Derivative Products Limited are not deposits, are not insured by the United States of America or any agency thereof, are not guaranteed by an affiliated bank, and are not otherwise an obligation of an affiliated bank.

SMBC Derivative Products Limited is regulated by Financial Services Authority. The time of execution of the transaction is available on request.

3.  TERMS OF RATE PROTECTION TRANSACTION:

The terms of the particular Rate Protection Transaction to which this Confirmation relates are as follows:

Type of Rate Protection
Transaction:                  Rate Cap Transaction

Notional Amount(s):           USD 40,000,000.00 from and including December 19,
                              2000 to but excluding January 15, 2003;

                              USD 22,500,000.00 from and including January 15, 2003 to and including January 15, 2004

Trade Date:                   December 15, 2000

Effective Date:               December 19, 2000

Termination Date:             January 15, 2004 subject to adjustment in
                              accordance with the Following Business Day
                              Convention

FLOATING AMOUNTS:             (PARTY A)

Floating Rate Payer:          GBCM Derivative Products Limited

Floating Rate Payer           From and including the fifteenth (15th) day of
Calculation Period:           each month to but excluding the fifteenth (15th)
                              day of the following month beginning with the Effective Date continuing until the Termination
                              Date, subject to adjustment in accordance with the Following Business Day Convention. There will be a short first period from the Effective Date to January 15, 2001.

Floating Rate Payer           the ninth (9th) of every month beginning with
Payment Dates:                January 9, 2001 continuing until the Termination
                              Date, subject to adjustment in accordance with the
                              Following Business Day Convention.
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Page 3                                                                 DPA005187

Reset Dates:                                  First day of each Calculation
                                              Period. The Floating Rate for each
                                              Calculation Period will be the
                                              rate on the day, which is two
                                              London Banking Days prior to the
                                              commencement of such Calculation
                                              Period.

Floating Rate for Initial Calculation Period: 6.695% (percent) per annum

Floating Rate Option:                         USD-LIBOR-BBA

Designated Maturity:                          1 Month

Spread:                                       Inapplicable

Floating Rate Day Count Fraction:             Actual/360

Reset Dates:                                  The first day of each Calculation
                                              Period

Compounding:                                  Inapplicable

Cap Rate:                                     6.3% (percent) per annum

FIXED AMOUNTS:                                (PARTY B)

Fixed Rate Payer:                             MP-555 West Fifth Mezzanine, LLC
                                              and MP-808 South Olive Mezzanine,
                                              LLC

Fixed Rate Payer Payment Date(s):             December 19, 2000

Fixed Amount:                                 USD 192,200.00

Fixed Rate Payer Payment Date(s):             September 24, 2002

Fixed Amount:                                 USD 3,500.00

Business Days for Payments by both parties:   New York

Calculation Agent:                            SMBC Derivative Products Limited

4. CREDIT SUPPORT DOCUMENTS:                  Inapplicable

5. PAYMENT INSTRUCTIONS:

Payments to SMBC Derivative Products Limited of USD amounts:

Depository:                                  JPMorgan Chase Bank New York Branch

Address:                                     New York, NY

In Favor Of:                                 SMBC Derivative Products Limited

Account No.:                                 400035413
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Page 4                                                             DPA005187

Please contact Larry Weissblum of our Operations Group if you have any questions concerning SMBC Derivative Products Limited's payment instructions referenced above (Telephone: 212-224-5061; Telefax: 212-224-5122).

Payments to MP-555 West Fifth Mezzanine, LLC and MP-808 South Olive Mezzanine, LLC of USD amounts:

Depository:                               PNC Bank
Address:                                  Pittsburgh, PA
In Favor Of:                              MP-555 West Fifth Mezzanine, LLC and
                                          MP-808 South Olive Mezzanine, LLC
Account No.:                              1011571815

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):

  (i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction: it being understood that information and explanations relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

  (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

  (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an advisor to it in respect of this Transaction.
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Page 5                                                                 DPA005187

Please confirm that the foregoing correctly sets forth the terms of the agreement between you and us by executing this Confirmation and returning it to the documentation contact above.

Yours Sincerely,

SMBC Capital Markets, Inc. as Agent for SMBC Derivative Products Limited



By: /s/ Larry Weissblum
-------------------------------------------
Name: Larry Weissblum
Title: Senior Vice President


By: /s/ Julie Ann Cenidoza
-------------------------------------------
Name: Julie Ann Cenidoza
Title: Officer



Confirmed as of the date first written above:

MP-555 West Fifth Mezzanine, LLC and MP-808 South Olive Mezzanine, LLC



By: /s/ [COPY NOT LEGIBLE]
-------------------------------------------
Name: [COPY NOT LEGIBLE]
Title: Secretary